TETON Westwood Balanced Fund

A series of The TETON Westwood Funds

SUMMARY PROSPECTUS January 28, 2014

Class A (WEBCX), C (WBCCX), I (WBBIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The TETON Westwood Balanced Fund (the “Balanced Fund”) seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

Fees and Expenses of the Balanced Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in a Fund’s Class A Shares. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” of the Fund’s statutory Prospectus and in the section entitled “Purchase and Redemption of Shares” of the Fund’s Statement of Additional Information (“SAI”).

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	1.00%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	0.50%	1.00%	None
Other Expenses	0.28%	0.28%	0.28%

Total Annual Fund Operating Expenses	1.53%	2.03%	1.03%

Expense Example

This example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Balanced Fund for the time periods indicated and then redeem all of your shares at the end of those periods, except as noted. The example also assumes that your investment has a 5% return each year and that the Balanced Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$549	$864	$1,201	$2,151
Class C Shares	$306	$637	$1,093	$2,358
Class I Shares	$105	$328	$569	$1,259

You would pay the following expenses if you did not redeem your shares of the Balanced Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$549	$864	$1,201	$2,151
Class C Shares	$206	$637	$1,093	$2,358
Class I Shares	$105	$328	$569	$1,259

Portfolio Turnover

The Balanced Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Balanced Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Balanced Fund’s performance. During the most recent fiscal year, the Balanced Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

The Balanced Fund invests in a combination of equity and debt securities. The Balanced Fund is primarily equity-oriented, and uses a top-down approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. Westwood Management Corporation, the Balanced Fund’s sub-adviser (the “Sub-Adviser”) will typically invest 30% to 70% of the Balanced Fund’s assets in equity securities and 70% to 30% in debt securities, and the balance of the Balanced Fund’s assets in cash or cash equivalents. The actual mix of assets will vary depending on the Sub-Adviser’s analysis of market and economic conditions.

The Balanced Fund invests in stocks of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years. The Sub-Adviser chooses stocks of seasoned companies with proven records and above-average earnings growth potential. The Sub-Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Balanced Fund.

The debt securities held by the Balanced Fund are investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”). There are no restrictions on the maximum or minimum maturity of any individual security that the Balanced Fund may invest in.

The Balanced Fund may also invest up to 25% of its total assets in foreign equity securities and in European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”), including in emerging markets. The Balanced Fund may also invest in foreign debt securities.

Principal Risks

You May Want to Invest in the Fund if:

•	you are a long term investor
•	you seek both growth of capital and current income
•	you want participation in market growth with some emphasis on preserving assets in “down” markets

The Balanced Fund is subject to the risk that its allocations between equity and debt securities may underperform other allocations. The Balanced Fund’s share price will fluctuate with changes in the market value of the Balanced Fund’s portfolio securities. Your investment in the Balanced Fund is not guaranteed; you may lose money by investing in the Balanced Fund. When you sell Balanced Fund shares, they may be worth more or less than what you paid for them.

Investing in the Balanced Fund involves the following risks:

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Balanced Fund holds, then the value of the Balanced Fund’s shares may decline.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Balanced Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Interest Rate Risk, Maturity Risk, and Credit Risk.    Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant. The magnitude of the increase or decline will often be greater for longer term debt securities than shorter term debt securities. It is also possible that the issuer of a debt security will not be able to make interest and principal payments when due.

•

Pre-Payment Risk.    The Balanced Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Balanced Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Balanced Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Balanced Fund’s income, total return, and share price.

Performance

The bar chart and table provide an indication of the risks of investing in the Balanced Fund by showing changes in the Balanced Fund’s performance from year to year, and by showing how the Balanced Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index and other relevant indices. As with all mutual funds, the Balanced Fund’s past performance (before and after taxes) does not predict how the Balanced Fund will perform in the future. Updated information on the Balanced Fund’s results can be obtained by visiting www.gabelli.com.

TETON WESTWOOD BALANCED FUND

(Total returns for Class A Shares for the Years Ended December 31)*

*	Sales loads are not reflected in the above chart. If sales loads were reflected, the Balanced Fund’s returns would be less than those shown.

During the periods shown in the bar chart, the highest return for a quarter was 8.09% (quarter ended June 30, 2009) and the lowest return for a quarter was (11.21)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the periods ended December 31, 2013, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
TETON Westwood Balanced Fund Class A Shares
Return Before Taxes	12.52%	8.38%	5.79%
Return After Taxes on Distributions	10.46%	7.79%	4.83%
Return After Taxes on Distributions and Sale of Fund Shares	8.70%	6.63%	4.63%
Class C Shares
Return Before Taxes	15.46%	8.72%	5.69%
Class I Shares (commenced operations on January 11, 2008)
Return Before Taxes	17.66%	9.82%	6.64%
Indexes (reflects no deduction for fees, expenses or taxes) Barclays Government/Credit Bond Index	(2.35)%	4.40%	4.52%
S&P 500 Index	32.39%	17.94%	7.41%
60% S&P 500 Index and 40% Barclays Government/Credit Bond Index	18.49%	12.52%	6.25%

The returns shown for Class I Shares prior to its actual inception date are those of the Class A Shares of the Balanced Fund. All Classes of the Balanced Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Balanced Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Teton Advisors, Inc. serves as the Adviser to the Balanced Fund.

The Sub-Adviser. Westwood Management Corp. serves as the Sub-Adviser for the Balanced Fund.

The Portfolio Managers. Mr. Mark R. Freeman, CFA, Executive Vice President and Chief Investment Officer of the Sub-Adviser, has managed the Balanced Fund since 2012. Mr. Scott D. Lawson, CFA, Vice President and Senior Research Analyst, has managed the Balanced Fund since 2012. Ms. Lisa Dong, CFA, Senior Vice President and Product Director, has managed the Balanced Fund since 2012. Mr. Matthew R. Lockridge, Vice President and Research Analyst, has managed the Balanced Fund since 2013. Mr. Varun V. Singh, PhD, CFA, Vice President and Research Analyst, has managed the Balanced Fund since 2013.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

Generally, the minimum initial investment for Class I Shares is at least $500,000. However, this minimum initial investment is waived for employee benefit plans with assets of at least $50 million.

You can purchase or redeem the Balanced Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by the Internet, by bank wire, or by Automated Clearing House (“ACH”) system.

You can also place orders to purchase or sell Balanced Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”). The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

You may also redeem Balanced Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Balanced Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Balanced Fund through a broker-dealer or other financial intermediary (such as a bank), the Balanced Fund and its related companies may pay the intermediary for the sale of Balanced Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Balanced Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

708 multi 2014

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